UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 23, 2003

                           Commission File No. 1-16263

                           MARINE PRODUCTS CORPORATION
             (exact name of registrant as specified in its charter)

           Delaware                                     58-2572419
(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation or organization)

               2170 Piedmont Road, NE, Atlanta, Georgia     30324
               (Address of principal executive offices)  (zip code)

                                 (404) 321-7910
               Registrant's telephone number, including area code

Item 5.  Other Events

On April 23, 2003, registrant issued a press release entitled "Marine Products Corporation Announces First Quarter Cash Dividend," that announces the quarterly dividend of $0.04 per share.

Item 7.  Financial Statements and Exhibits

      (c)   Exhibits.

            Exhibit 20 - Press release dated April 23, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Marine Products Corporation.

Date: April 23, 2003                       /s/ BEN M. PALMER
                                           -------------------------------------
                                           Ben M. Palmer
                                           Vice President,
                                           Chief Financial Officer and Treasurer